POWER OF ATTORNEY

Each of the undersigned entities and individuals (each, a "Reporting Person")hereby constitutes and appoints MATTHEW T. POTTER his, her or its true and lawful attorney-in-fact (the "Attorney-in-Fact") to:

(1) Prepare, execute in the Reporting Persons' names and on the Reporting Persons' behalves, and submit to the U.S. Securities and Exchange Commission (the "SEC") a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling such Reporting Person to make electronic filings with the SEC of Reports required by Section 16(a) of the Securities Exchange Act of 1934 or any rule or regulation of the SEC;

(2) Prepare, execute and file on behalf of such Reporting Person individually, or jointly together with the other Reporting Persons, any and all reports, notices, communications and other documents (including, but not limited to, reports on Schedule 13D, Schedule 13G, Form 13F, Form 3, Form 4 and Form 5) that such Reporting Person may be required to file with the SEC pursuant to the Securities Act of 1933, as amended (together with the implementing regulations thereto, the "Act") and the Securities Exchange Act of 1934, as amended (together with the implementing regulations thereto, the "Exchange Act") (collectively, the "Reports") with respect to each Reporting Person's (a) status as an officer or director of, or (b) ownership of, or transactions in, securities of, any entity whose securities are beneficially owned (directly or indirectly) by such Reporting Person (collectively, the "Companies");

(3) Do and perform any and all acts for and on behalf of such Reporting Person that may be necessary or desirable to complete and execute any such Reports, complete and execute any amendment or amendments thereto, and timely file such forms and schedules with the SEC and any stock exchange or similar authority; and

(4) Take any other action of any type whatsoever in connection with the foregoing which, in the opinion of the Attorney-in-Fact, may be of benefit to, in the best interest of, or legally required by, such Reporting Person, it being understood that the documents executed by the Attorney-in-Fact on behalf of such Reporting Person, pursuant to this Power of Attorney, shall be in such form and shall contain such terms and conditions as the Attorney-in-Fact may approve in his discretion.

Each Reporting Person hereby grants to the Attorney-in-Fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such Reporting Person might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that the Attorney-in-Fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. Each Reporting Person acknowledges that the Attorney-in-Fact, in serving in such capacity at the request of the Reporting Persons, is not hereby assuming, nor is the Company hereby assuming, any of such Reporting Person's responsibilities to comply with Section 16 or Section 13 of the Exchange Act.

This Power of Attorney shall remain in full force and effect with respect to each Reporting Person until such Reporting Person is no longer required to file Forms 3, 4 and 5 or Schedules 13G/D with respect to such Reporting Person's holdings of and transactions in securities issued by the Company, unless earlier revoked by such Reporting Person in a signed writing delivered to the Attorney-in-Fact. Each Reporting Person acknowledges that the Attorney-in-Fact, in serving in such capacity at the request of the Reporting Persons, is not hereby assuming any of the Reporting Persons' responsibilities to comply with state or federal securities laws.

IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be executed as of this 26th day of February, 2009.

DELPHI MANAGEMENT PARTNERS VIII, L.L.C.
By: /s/ James J. Bochnowski
Name: James J. Bochnowski
Title: Managing Member

DELPHI VENTURES VIII, L.P.
By: Delphi Management Partners VIII, L.L.C.
Its General Partner
By: /s/ James J. Bochnowski
Name: James J. Bochnowski
Title: Managing Member

DELPHI BIOINVESTMENTS VIII, L.P.
By: Delphi Management Partners VIII, L.L.C.
Its General Partner
By: /s/ James J. Bochnowski
Name: James J. Bochnowski
Title: Managing Member

DELPHI MANAGEMENT PARTNERS VII, L.L.C.
By: /s/ James J. Bochnowski
Name: James J. Bochnowski
Title: Managing Member

DELPHI VENTURES VII, L.P.
By: Delphi Management Partners VII, L.L.C.
Its General Partner
By: /s/ James J. Bochnowski
Name: James J. Bochnowski
Title: Managing Member

DELPHI BIOINVESTMENTS VII, L.P.
By: Delphi Management Partners VII, L.L.C.
Its General Partner
By: /s/ James J. Bochnowski
Name: James J. Bochnowski
Title: Managing Member

DELPHI MANAGEMENT PARTNERS VI, L.L.C.
By: /s/ James J. Bochnowski
Name: James J. Bochnowski
Title: Managing Member

DELPHI VENTURES VI, L.P.
By: Delphi Management Partners VI, L.L.C.
Its General Partner
By: /s/ James J. Bochnowski
Name: James J. Bochnowski
Title: Managing Member

DELPHI BIOINVESTMENTS VI, L.P.
By: Delphi Management Partners VI, L.L.C.
Its General Partner
By: /s/ James J. Bochnowski
Name: James J. Bochnowski
Title: Managing Member

DELPHI MANAGEMENT PARTNERS V, L.L.C.
By: /s/ James J. Bochnowski
Name: James J. Bochnowski
Title: Managing Member

DELPHI VENTURES V, L.P.
By: Delphi Management Partners V, L.L.C.
Its General Partner
By: /s/ James J. Bochnowski
Name: James J. Bochnowski
Title: Managing Member

DELPHI BIOINVESTMENTS V, L.P.
By: Delphi Management Partners V, L.L.C.
Its General Partner
By: /s/ James J. Bochnowski
Name: James J. Bochnowski
Title: Managing Member

JAMES J. BOCHNOWSKI
/s/ James J. Bochnowski

DAVID L. DOUGLASS
/s/ David L. Douglass

DONALD J. LOTHROP
/s/ Donald J. Lothrop

JOHN F. MARONEY
/s/ John F. Maroney

KEVIN L. ROBERG
/s/ Kevin L. Roberg

DOUGLAS A. ROEDER
/s/ Douglas A. Roeder

DEEPIKA R. PAKIANATHAN, PH.D.
/s/ Deepika R. Pakianathan